Fees Summary	Oct. 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	1,531.25
Total Transaction Valuation	17,600,540.40
Total Offset Amount	(0)
Net Fee	$ 1,531.25
Offset Table N/A	N/A